EXHBIT 10.47.1

                                 TERM LOAN NOTE

$1,900,000.00                                                       July 3, 1997
Des Moines, Iowa

FOR VALUE RECEIVED, on the Term Loan Termination Date, and subject in any event to the principal payments required to be made prior thereto, the undersigned, THE CHESTNUT PARTNERSHIP, a Maryland general partnership (the "BORROWER"), promises to pay to the order of NORWEST BANK IOWA, NATIONAL ASSOCIATION, a national banking association (the "BANK"), the principal sum of One Million Nine Hundred Thousand Dollars ($1,900,000.00) or, if less, the aggregate unpaid principal amount of the Loan (as defined in the Term Loan Agreement referred to below) made by the Bank to the Borrower pursuant to the Term Loan Agreement, dated as of July 3, 1997, by and among the Borrower; Bank and Guarantors named therein, (the "TERM LOAN AGREEMENT"), together with interest from the date hereof on the unpaid principal balance of such Loan payable from time to time on the dates and at the rates as are specified in the Term Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the same meaning herein as in the Term Loan Agreement.

Both principal and interest are payable without set off, counterclaim or deduction of any kind in lawful money of the United States of America at the main banking office of Bank in Des Moines, Iowa, on the dates and in the manner set forth in the Term Loan Agreement as it now exists or may be hereafter amended, as appropriate. The principal amount of the Loan made by the Bank to the Borrower, the amount of interest accrued thereon and the amount and date of each payment of principal and interest thereon shall be recorded in the Bank's records for the Borrower but the failure of the Bank to so record such information shall not relieve the Borrower of its obligation to make payment of such item when due. The Bank's records as to the aggregate unpaid principal amount of its Loan and of any and unpaid accrued interest on such Loan shall be conclusive evidence of the amount of the Borrower's obligation to the Bank in respect of such Loan, in the absence of manifest error.

This promissory note is the Note referred to in the Term Loan Agreement, and is entitled to the benefits and is subject to the terms of the Term Loan Agreement, including, without limitation, the limitation on the maximum amount of Loan available to be borrowed from the Bank. This Note is secured by the Liens granted under the Term Loan Agreement and the other Loan Documents. This Note is prepayable in the amounts and under the circumstance set forth in the Term Loan Agreement, and its maturity is subject to Acceleration upon the terms and conditions set forth therein.

If this Note is not paid when due (whether at maturity or upon Acceleration or demand), the Borrower agrees to pay all costs of collection including reasonable attorney fees and legal expenses incurred by the holder hereof.

Presentment for payment, demand, notice of dishonor, protest, and notice of protest are hereby expressly waived.

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This Note is being delivered in the State of Iowa and shall be construed and enforced in accordance with the laws of the State of Iowa.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                           THE CHESTNUT PARTNERSHIP

                           By: BLAKEHURST JOINT VENTURE, as a general partner of The Chestnut Partnership; and by THE CHESTNUT REAL ESTATE PARTNERSHIP as a general partner of The Chestnut Partnership, by Blakehurst Joint Venture as a general partner of The Chestnut Real Estate Partnership

                                   By: Chestnut Village, Inc., a general partner

                                   By:  /s/ Arthur V. Neis
                                       ----------------------------------------
                                        Title:  Treasurer
                                               --------------------------------


                           By: WEST JOPPA ROAD LIMITED PARTNERSHIP, as a general partner of The Chestnut Partnership; and by THE CHESTNUT REAL ESTATE PARTNERSHIP as a general partner of The Chestnut Partnership, by West Joppa Road Limited Partnership as a general partner of The Chestnut Real Estate Partnership

                                   By: Rosedale Care, Inc., a general partner

                                   By:  /s/ T.J. Mullan
                                       ----------------------------------------
                                        Title:  President
                                               --------------------------------

                                   By: Continental Care, Inc., a general partner

                                   By:  J.A. Luetkemeyer, Jr.
                                       ----------------------------------------
                                        Title:  President
                                               --------------------------------